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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 2 to Form S-4 of National Equipment Services, Inc. of our report dated February 3, 1998, except for Note 8 as to which the date is March 4, 1998, related to the financial statements of Cormier Equipment Corporation, which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ Albin, Randall & Bennett, CPA's

May 18, 1998